Fees Summary	Apr. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,763.23
Total Offset Amount	0.00
Net Fee	$ 3,763.23